UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2017

GENPACT LIMITED

(Exact name of registrant as specified in its charter)

Bermuda	001-33626	98-0533350
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Canon’s Court, 22 Victoria Street

Hamilton HM 12, Bermuda

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (441) 295-2244

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On November 14, 2017, Genpact Limited (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with certain selling shareholders affiliated with Bain Capital Investors, LLC and its co-investor, GIC Private Limited (collectively, the “Selling Shareholders”), and J.P. Morgan Securities LLC as sole underwriter, relating to the sale of 10,000,000 common shares (the “Shares”) of the Company pursuant to the terms of that certain amended and restated shareholders agreement, dated as of October 25, 2012, by and among the Company and the Selling Shareholders.

The Company is not selling any common shares in, and will not receive any proceeds from, the offering.

The Shares will be offered and sold pursuant to a shelf registration statement that the Company filed with the Securities and Exchange Commission, which became effective on April 13, 2016 (File No. 333-210729). A prospectus supplement, dated November 14, 2017, relating to the offering was filed with the Securities and Exchange Commission. The offering is expected to close on November 20, 2017, subject to customary closing conditions.

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the Underwriting Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 1.1 hereto and is incorporated herein by reference.

A copy of the legal opinion and consent of Appleby (Limited) Bermuda, Bermuda counsel to the Company, is attached to this Current Report on Form 8-K as Exhibit 5.1 hereto.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit 1.1	Underwriting Agreement, dated November 14, 2017, by and among Genpact Limited, the selling shareholders named in Schedule I thereto and J.P. Morgan Securities LLC

Exhibit 5.1	Opinion of Appleby (Bermuda) Limited, dated November 16, 2017

Exhibit 23.1	Consent of Appleby (Bermuda) Limited (included as part of Exhibit 5.1)

EXHIBIT INDEX

Exhibit	Description

1.1	Underwriting Agreement, dated November 14, 2017, by and among Genpact Limited, the selling shareholders named in Schedule I thereto and J.P. Morgan Securities LLC

5.1	Opinion of Appleby (Bermuda) Limited, dated November 16, 2017

23.1	Consent of Appleby (Bermuda) Limited (included as part of Exhibit 5.1)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENPACT LIMITED

Date: November 16, 2017	By:	/s/ Heather D. White
	Name:	Heather D. White
	Title:	Senior Vice President